Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 1, 2020 is by and among UNITED THERAPEUTICS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacities as the Administrative Agent and the Swingline Lender.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, a national banking association, in its capacities as the Administrative Agent and the Swingline Lender, are party to that certain Credit Agreement, dated as of June 27, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders approve certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto have approved the Borrower’s requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendments.

(a)           The definition of “Bail-In Action” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(b)           The definition of “Bail-In Legislation” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(c)            The definition of “Revolving A Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving A Credit Maturity Date” means the earliest to occur of (a) December 1, 2025, (b) the date of termination of the Revolving A Credit Commitments by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Revolving A Credit Commitments pursuant to Section 8.2(a).

(d)           The definition of “Revolving B Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving B Credit Maturity Date” means, with respect to each Revolving B Credit Lender, the earliest to occur of (a) December 1, 2025, (b) the date of termination of the Revolving B Credit Commitments by the Borrower pursuant to Section 2.5, and (c) the date of termination of the Revolving B Credit Commitments pursuant to Section 8.2(a).

(e)            The definition of “Write-Down and Conversion Powers” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(f)            The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned thereto in Section 11.25.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned thereto in Section 11.25.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Supported QFC” has the meaning assigned thereto in Section 11.25.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regimes” has the meaning assigned thereto in Section 11.25.

(g)           The following defined terms are hereby deleted from Section 1.1 of the Credit Agreement: Anniversary Date; Current Revolving A Credit Maturity Date; Current Revolving B Credit Maturity Date; Extending Revolving A Credit Lender; Extending Revolving B Credit Lender; Extension Letter; Non-Extending Revolving A Credit Lender; Non-Extending Revolving B Credit Lender; Notice Date; Scheduled Revolving A Credit Maturity Date; and Scheduled Revolving B Credit Maturity Date.

(h)           Article I of the Credit Agreement is hereby amended to add a new Section 1.10 immediately following Section 1.9 of the Credit Agreement as follows:

Section 1.10          Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(i)            Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 2.7            [Reserved].

(j)            The text of Section 3.12(b) of the Credit Agreement prior to the first proviso thereof is hereby amended and restated in its entirety as follows:

If any Lender requests compensation under Section 3.10, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.10 or Section 3.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment);

(k)           Section 5.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 5.20          No Affected Financial Institution. No Credit Party is an Affected Financial Institution.

(l)            Section 11.16(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)           Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into .pdf), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

(m)          Section 11.21 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 11.21       Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

(n)           Section 11.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 11.23        Certain ERISA Matters.

(a)           Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)             such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

(ii)            the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii)           (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

(iv)           such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)           In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).

(o)           Article XI of the Credit Agreement is hereby amended to add a new Section 11.25 immediately following Section 11.24 of the Credit Agreement as follows:

Section 11.25       Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree that, with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(p)           Exhibit I to the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]”. The reference to Exhibit I in the table of contents of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Exhibit I             [Reserved]

3.             Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date such on which conditions precedent are satisfied being referred to herein as the “Second Amendment Effective Date”):

(a)           receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, each Guarantor, the Lenders, the Administrative Agent, and the Swingline Lender;

(b)           immediately prior to giving effect to this Amendment, and after giving effect to this Amendment, (i) no Default or Event of Default shall exist or be continuing, and (ii) the representations and warranties of the Credit Parties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Second Amendment Effective Date with the same effect as if made on and as of the Second Amendment Effective Date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(c)           receipt by the Administrative Agent of a certificate from a Responsible Officer of the Borrower certifying as to the accuracy of the conditions set forth in Section 3(b);

(d)           the Borrower shall have paid, or made arrangements to pay, contemporaneously with the occurrence of the Second Amendment Effective Date, any fees or commissions due on or prior to the Second Amendment Effective Date pursuant to the Loan Documents or any fee letter entered into in connection with this Amendment;

(e)           each Credit Party shall have provided to the Administrative Agent and each Lender the documentation and other information requested by the Administrative Agent or such Lender in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations; and

(f)            if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

4.             Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment.

5.             Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

6.             Lender Representation and Warranty; Lender Covenant; Acknowledgement. Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in Section 11.23 of the Credit Agreement (as amended by this Amendment) are true and correct as of the Second Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in Section 11.23 of the Credit Agreement (as amended by this Amendment). Each party hereto acknowledges and agrees to the provisions set forth in Sections 11.16(b), 11.21 and 11.25 of the Credit Agreement (as amended by this Amendment).

7.             No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8.             Expenses. The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

9.             Counterparts; Delivery; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. Subject to Section 11.16(b) of the Credit Agreement (as amended by this Amendment), this Amendment may be in the form of an Electronic Record (as defined in the Credit Agreement (as amended by this Amendment)), and may be executed using Electronic Signatures (as defined in the Credit Agreement (as amended by this Amendment)), including facsimile and .pdf, and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record.

10.           Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	UNITED THERAPEUTICS CORPORATION,
a Delaware corporation

	By:	/s/ James Edgemond
	Name:	James Edgemond
	Title:	Chief Financial Officer and Treasurer

GUARANTORS:	LUNG BIOTECHNOLOGY PBC,
a Delaware public benefit corporation

	By:	/s/ James Edgemond
	Name:	James Edgemond
	Title:	Chief Financial Officer and Treasurer

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, the Swingline Lender and a Lender

	By:	/s/ Kirk Tesch
	Name:	Kirk Tesch
	Title:	Managing Director

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ H. Hope Walker
Name:	H. Hope Walker
Title:	Senior Vice President

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

DNB Capital LLC,
as a Lender

By:	/s/ Mita Zalavadia
Name:	Mita Zalavadia
Title:	Assistant Vice President

By:	/s/ Ahelia Singh
Name:	Ahelia Singh
Title:	Assistance Vice President

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

MUFG Bank, Ltd.,
as a Lender

By:	/s/ Jack Lonker
Name:	Jack Lonker
Title:	Director

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Eric H. Williams
Name:	Eric H. Williams
Title:	Senior Vice President

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

Citibank, N.A.,
as a Lender

By:	/s/ Pranjal Gambhir
Name:	Pranjal Gambhir
Title:	Vice President

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

Barclays Bank PLC,
as a Lender

By:	/s/ Robert F Komminsk
Name:	Robert F Komminsk
Title:	Director
Date:	11/23/2020

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Kyle O’Reilly
Name:	Kyle O’Reilly
Title:	Vice President

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

State Bank of India, New York,
as a Lender

By:	/s/ Ramachandra Rao G.
Name:	Ramachandra Rao G.
Title:	Vice President and Head Credit

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Erik Barragan
Name:	Erik Barragan
Title:	Authorized Officer

UNITED THERAPEUTICS CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT